UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934




                        Date of Report: October 27, 2006



                             MIDDLESEX WATER COMPANY
                             -----------------------
             (Exact name of registrant as specified in its charter)


          NEW JERSEY                       0-422                22-1114430
          ----------                       -----                ----------
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)        Identification No.)


            1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (732)-634-1500
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Announcement of Middlesex Water Company Third Quarter 2006 Earnings as set forth in the press release, which is attached as Exhibit 99.1 and incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits


      (d)   Exhibits.

Exhibit No.             Description
-----------             -----------

99.1 Press release, dated October 27, 2006, issued by Middlesex Water Company announcing its financial results for the three and nine months ended September 30, 2006.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.



                                    MIDDLESEX WATER COMPANY
                                          (Registrant)





                                    s/Kenneth J. Quinn
                                    Kenneth J. Quinn
                                    Vice President, General Counsel,
                                    Secretary and Treasurer


Dated:  October 27, 2006

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